EXHIBIT 10.212

                  SECOND AMENDMENT TO CREDIT AGREEMENT

      This SECOND AMENDMENT TO CREDIT AGREEMENT AND RELEASE OF GUARANTY (this "Second Amendment") is entered into as of November 9, 1998 (the "Effective Date"), among DEEPWATER DRILLING II L.L.C., a Delaware limited liability company (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent") for the Banks, and NATIONAL WESTMINSTER BANK PLC, as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent, the "Agents") and the several financial institutions party to this Second Amendment (collectively, the "Banks"; individually, a "Bank"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

      WHEREAS, the Company, the Banks, the Administrative Agent and the Documentation Agent are parties to a certain Credit Agreement dated as of November 10, 1997 as amended by First Amendment and Release of Guaranty dated as of April 24, 1998 (as at any time further amended, modified or supplemented and in effect from time to time, the "Credit Agreement"); and

      WHEREAS, the Company has requested that the Banks increase their Commitments and extend the Revolving Termination Date; and

      WHEREAS, subject to the terms and conditions herein contained, the Banks are willing to consent to the above-described requests by executing this Second Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Increased Commitments. Schedule A-1 attached hereto sets forth the Commitment, outstanding Revolving Loans and Pro Rata Share of each of the Banks prior to the Effective Date of this Second Amendment. Schedule 2.01 attached hereto sets forth the Commitment and Pro Rata Share of each of the Banks on and after the Effective Date of this Second Amendment. Schedule 2.01 to the Credit Agreement is hereby deleted and replaced with Schedule 2.01 in the form attached hereto.

     SECTION 2.     Amendment to Section 6.12 (Use of Proceeds).  Section
6.12  of  the  Credit Agreement is hereby amended to  add  the  following sentence: "In addition, proceeds of Loans may be used to repay Indebtedness of the Borrower owed to Bank of America NT & SA in the principal amount of $10,000,000 together with interest thereon. The Borrower represents that the proceeds of said Indebtedness were used to fund costs incurred in connection with construction of the Drillship."

      SECTION 3. Extension of Revolving Termination Date. The definition of "Revolving Termination Date" set forth in Schedule 1.01 of the Credit Agreement is hereby amended by deleting "November 9, 1998" and inserting "January 30, 1999."

      SECTION 4.     Representations and Warranties of the Company.   The
Company represents and warrants to the Agents and to each of the Banks that:

           (a) This Second Amendment has been duly authorized, executed and delivered by the Company and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

           (b) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects before and after giving effect to this Second Amendment with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly related to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

           (c) As of the date hereof, at the time of and immediately after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

      SECTION  5.      Conditions of Effectiveness.   The  Company  shall
deliver the following to the Administrative Agent as conditions precedent to the effectiveness of this Second Amendment:

           (a) This Second Amendment, signed by the Company, the Agents, and each of the Banks, together with each Consent of Guarantor attached hereto, executed by R&B Falcon and by Conoco;

          (b) Payment by the Company to each Bank of an amendment fee in an amount equal to 15 basis points based on each Bank's Commitment as set forth on Schedule 2.01 attached hereto;

           (c) A Certificate signed by the members of the Borrower, consenting to the execution and delivery of this Second Amendment and certifying the name and true signature of the representative authorized to sign this Second Amendment;

           (d) Copies of resolutions of the board of directors of each Guarantor authorizing its guaranty of the increased and extended Commitments, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Guarantor or other evidence of authority;

           (e) Opinions of counsel to the Borrower substantially in the form attached hereto as Exhibit A;

           (f) An opinion of counsel to each Guarantor, substantially in the form attached hereto as Exhibit A; and

          (g) Such other evidence as the Agent or the Majority Banks may request to establish the consummation of the transactions contemplated hereby or the compliance with the conditions set forth herein.

      SECTION 6. Effect of Amendment. This Second Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the
Administrative Agent or the Banks may now have under or in connection with the Credit Agreement, as amended by this Second Amendment. Except as otherwise expressly provided by this Second Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the
Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Second Amendment and such Credit Agreement shall be read and construed as one instrument.

      SECTION 7. Miscellaneous This Second Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Second Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Second Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart.

     NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS SECOND AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              [SIGNATURES BEGIN ON FOLLOWING PAGE]


      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized representatives or officers as of the date and year first above written.

                           DEEPWATER DRILLING II L.L.C.



                           By:_________________________
                              Name:
                              Title:


            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]


                                 BANK  OF AMERICA NATIONAL  TRUST
                                 AND   SAVINGS  ASSOCIATION,   as
                                 Administrative Agent  and  as  a
                                 Bank

                                 By:_________________________
                                    Claire M. Liu
                                    Managing Director


            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]

                                 NATIONAL WESTMINSTER BANK PLC
                                 NEW YORK BRANCH, as a Bank

                                 By:_________________________
                                    Name:
                                    Title:

                                 NATIONAL WESTMINSTER BANK PLC
                                 NASSAU BRANCH, as a Bank

                                 By:________________________
                                    Name:
                                    Title:


            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]


                                 BANCA POPOLARE DI MILANO,
                                 NEW YORK BRANCH

                                 By:_________________________
                                    Name:
                                    Title:

                                 By:_________________________
                                    Name:
                                    Title:

            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]


                                 BAYERISCHE HYPO-UND VEREINSBANK AG,
                                 NEW YORK BRANCH

                                 By:_________________________
                                    Name:
                                    Title:

                                 By:_________________________
                                    Name:
                                    Title:


            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]

                                 CREDITO ITALIANO

                                 By:_________________________
                                    Name:
                                    Title:

                                 By:_________________________
                                    Name:
                                    Title:


            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]


                                 BANCA MONTE DEI PASCHI DI SIENA
                                 S. P. A.

                                 By:_________________________
                                    Name:
                                    Title:

                                 By:_________________________
                                    Name:
                                    Title:


            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]
                          CONSENT OF GUARANTOR

     The undersigned Guarantor hereby consents to the provisions of the foregoing Second Amendment to Credit Agreement, and confirms that the Guaranty Agreement dated as of November 10, 1997 executed by it remains in full force and effect in accordance with its terms.


                                 CONOCO INC. (formerly Continental
                                    Oil Company)


                                 By:_________________________
                                    Name:
                                    Title:


            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]
                          CONSENT OF GUARANTOR

     The undersigned Guarantor hereby consents to the provisions of the foregoing Second Amendment to Credit Agreement, and confirms that the Guaranty Agreement dated as of April 24, 1998 is in full force and effect in accordance with its terms.

                                 R&B FALCON CORPORATION


                                 By:__________________________
                                    Name:
                                    Title:



            [THIS IS A SIGNATURE PAGE TO THE SECOND AMENDMENT
                          TO CREDIT AGREEMENT]
                              SCHEDULE A-1

            COMMITMENTS, OUTSTANDING LOANS AND PRO RATA SHARE

                        PRIOR TO SECOND AMENDMENT

                                              Outstanding      Pro Rata
Bank                             Commitment  Revolving Loans    Share
----                             ----------  ---------------   --------
Bank of America NT&SA           $ 32,500,000  $ 32,500,000   18.57142857%
National Westminster Bank PLC   $ 32,500,000  $ 32,500,000   18.57142857%
Banca Popolare diMilano,
  New York Branch               $ 25,000,000  $ 25,000,000   14.28571429%
Bayerische Hypo-Und Vereinsbank
  AG, New York Branch           $ 25,000,000  $ 25,000,000   14.28571429%
Credito Italiano                $ 25,000,000  $ 25,000,000   14.28571429%
Great-West Life & Annuity
  Insurance Company             $ 20,000,000  $ 20,000,000   11.42857143%
Banca Monte dei Paschi di Siena
  S.p.A., New York Branch       $ 15,000,000  $ 15,000,000    8.57142857%
                                ------------  ------------  ------------
                                $175,000,000  $175,000,000  100.00000000%
                                ============  ============  ============



                              SCHEDULE 2.01

            COMMITMENTS, OUTSTANDING LOANS AND PRO RATA SHARE

                         AFTER SECOND AMENDMENT

                                                 Pro Rata
Bank                               Commitment      Share
----                               ----------    --------
Bank of America NT&SA             $102,500,000    45.56%
National Westminster Bank PLC     $ 32,500,000    14.44%
Banca Popolare di Milano,
New York Branch                   $ 25,000,000    11.11%
Bayerische Hypo-Und Vereinsbank
  AG, New York Branch             $ 25,000,000    11.11%
Credito Italiano                  $ 25,000,000    11.11%
Banca Monte dei Paschi di Siena
  S.p.A., New York Branch         $ 15,000,000     6.67%
                                  ------------   ------
                                  $225,000,000    100%
                                  ============   ======